                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 26, 2002
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                           dated as of August 1, 2002
                          providing for the issuance of

                                  $989,703,700

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-AR11

   Delaware                 333-77026         94-2528990

  (State or other          (Commission        (IRS Employer
  jurisdiction of           File Number)      Identification
  Incorporation)                              Number)


                           1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 98101
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (206) 377-8555




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Item 1. Changes in Control of Registrant. Not applicable.

Item 2. Acquisition or Disposition of Assets. Not applicable.

Item 3. Bankruptcy or Receivership. Not applicable.

Item 4. Changes in Registrant's Certifying Accountant. Not applicable.

Item 5. Other Events. Not applicable.

Item 6. Resignations of Registrant's Directors. Not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibit is filed herewith:

         7.2 Pooling and Servicing Agreement between Washington Mutual Mortgage Securities Corp., as Depositor and Master Servicer, Deutsche Bank National Trust Company, as Trustee, and Deutsche Bank Trust Company Delaware, as Delaware Trustee, dated as of August 1, 2002.

         The Mortgage Loan Schedule, included as Exhibit D to the Pooling and Servicing Agreement, has been intentionally omitted from this filing. Copies may be obtained from Washington Mutual Mortgage Securities Corp. or Deutsche Bank National Trust Company by contacting, in the case of Washington Mutual Mortgage Securities Corp.,

                           Laura Kelsey
                           Master Servicing Department
                           Washington Mutual Mortgage Securities Corp.
                           75 N. Fairway Drive, VHF2A01
                           Vernon Hills, IL 60061
                           Telephone:       (847) 393-5198
                           Facsimile:       (847) 549-2997


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                  in the case of Deutsche Bank National Trust Company,

                           Alan Sueda
                           Trust Administrator
                           Deutsche Bank National Trust Company
                           1761 E. St. Andrew Place
                           Santa Ana, CA 92705
                           Telephone:       (714) 247-6315
                           Facsimile:       (714) 247-6329


Item 8. Change in Fiscal Year. Not applicable.

Item 9. Regulation FD Disclosure. Not applicable.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2002

                                      WASHINGTON MUTUAL MORTGAGE SECURITIES
                                      CORP.
                                      (Registrant)

                                      By: /s/ Thomas G. Lehmann
                                      -----------------------------------
                                      Thomas G. Lehmann
                                      First Vice President and
                                      General Counsel
                                      (Authorized Officer)


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